Exhibit 32

                            CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of American Italian Pasta Company (the
"Company") on Form 10-K for the annual period ended September 30, 2005, as filed with the Securities and Exchange  Commission on the date hereof (the  "Report"), the  undersigned,  in the capacities and dates indicated  below,  hereby certify pursuant  to 18  U.S.C.  ss.  1350,  as  adopted  pursuant  to  ss.  906  of the
Sarbanes-Oxley  Act of  2002,  that,  to our  knowledge:  (1) The  Report  fully complies  with the  requirements  of  Section  13(a) or 15(d) of the  Securities
Exchange Act of 1934;  and (2) The  information  contained in the Report  fairly presents,  in all material  respects,  the  financial  condition  and results of operations of the Company.

Date: June 12, 2008                    /s/ John P. Kelly
                                       -----------------------------------------
                                       John P. Kelly
                                       President and Chief Executive Officer

Date:  June 12, 2008                   /s/ Paul R. Geist
                                       -----------------------------------------
                                       Paul R. Geist
                                       Executive Vice President and Chief
                                       Financial Officer
                                       (principal financial and accounting
                                       officer)